® Delivering Value to Consumers – how, when and where they want November 2009 Exhibit 99.1

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®
Safe Harbor
Certain statements found in this document constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from our existing competitors; new competitors in any of our businesses; a shift in client preference for different promotional materials, strategies or coupon delivery methods, including, without limitation, as a result of declines in newspaper circulation; an unforeseen increase in paper or postal costs; changes which affect the businesses of our clients and lead to reduced sales promotion spending, including, without limitation, a decrease of marketing budgets which are generally discretionary in nature and easier to reduce in the short-term than other expenses; our substantial indebtedness, and ability to refinance such indebtedness, if necessary, and our ability to incur additional indebtedness, may affect our financial health; the financial condition, including bankruptcies, of our clients, suppliers, senior secured credit facility lenders or other counterparties; our ability to comply with or obtain modifications or waivers of the financial covenants contained in our debt documents; certain covenants in our debt documents could adversely restrict our financial and operating flexibility; ongoing disruptions in the credit markets that make it difficult for companies to secure financing; fluctuations in the amount, timing, pages, weight and kinds of advertising pieces from period to period, due to a change in our clients’ promotional needs, inventories and other factors; our failure to attract and retain qualified personnel may affect our business and results of operations; a rise in interest rates could increase our borrowing costs; we may be required to recognize additional impairment charges against goodwill and intangible assets in the future; court approval of the settlement agreement among the parties to the pending ADVO securities class action lawsuit; our current litigation with
News America Incorporated may be costly and divert management’s attention; possible governmental regulation or litigation affecting aspects of our business; the credit and liquidity crisis in the financial markets could continue to affect our results of operations and financial condition; reductions of our credit ratings may have an adverse impact on our business; counterparties to our secured credit facility and interest rate swaps may not be able to fulfill their obligations due to disruptions in the global credit markets; uncertainty in the application and interpretation of applicable state sales tax laws may expose us to additional sales tax liability; and general economic conditions, whether nationally, internationally, or in the market areas in which we conduct our business, including the adverse impact of the ongoing economic downturn on the marketing expenditures and activities of our clients and prospective clients as well as our vendors, with whom we rely on to provide us with quality materials at the right prices and in a timely manner. These and other risks and uncertainties related to our business are described in greater detail in our filings with the United States Securities and Exchange
Commission, including our reports on Forms 10-K and 10-Q and the foregoing information should be read in conjunction with these filings.
We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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BREAKFAST
NEWS TIMES

Valassis

®
Delivering value to consumers…
In-store
Industry Size: $1 billion
Strategy: Growth
Interactive
Industry Size: $10.3 billion
Strategy: Growth
Newspaper
Industry Size/Valassis Revenue*:
ROP: $18.3 billion/$187 million
FSI: $817 million/$370 million
Preprint: $6.4 billion/$240 million
Strategy: Grow Share
Sampling
Industry Size: $2.3 billion
Valassis Revenue*: $42 million
Strategy: Grow Share
Shared Mail
Direct Mail Industry Size: $59 billion
Valassis Revenue*: $1.37 billion
Strategy: Growth and Grow Share
*Revenue figures based on Valassis 2008 revenue.
how,
when and where they want

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Shared Mail
Free-standing inserts (FSI) - Co-op newspaper inserts
Coupon and promotion clearing
Canadian media operations
Sweepstakes/security consulting
In-store partnerships
Direct mail sampling/advertising
Loyalty marketing software
Internet-delivered promotions
Preprinted inserts
On-page newspaper advertising (ROP)
Newspaper polybag sampling/advertising
Door hanger sampling/advertising (Direct-to-Door)
Shared mail wrap
Targeted inserts
Saturation mail
List services
Neighborhood Targeted
Free-standing Inserts
International, Digital
Media & Services
$469.2M
$370.2M
$171.7M
$1,370.8M
2008 Revenue
2008 Total Revenue
$2,381.9M
$303.6M
$278.3M
$113.4M
$944.0M
YTD Revenue
as of 9/30/09
(unaudited)
YTD Total Revenue
$1,639.3M
-6.6% 9M09 vs. 9M08
-8.7% 9M09 vs. 9M08
-3.8% 9M09 vs. 9M08
-0.1% 9M09 vs. 9M08
-11.3% 9M09 vs. 9M08
Pro forma
+6.8% 9M09 vs. 9M08*
*Excludes revenue from previously announced divested and discontinued operations.

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®
Diversification - 2008
Revenue by Product
Revenue by Client
International,
Digital Media
& Services
7.1%
Free-standing
Insert
15.5%
Neighborhood
Targeted
19.5%
Shared Mail
57.9%
Consumer
Packaged Goods
16.9%
Specialty Retail
16.3%
Grocery, Mass
and Drug
18.3%
Restaurants
13.0%
Financial 4.2%
Discount
Stores
5.4%
Direct
Marketers
6.9%
Consumer
Services
8.4%
Telecom
5.7%
Satellite 2.0%
Other 2.9%

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Valassis

®
2009 Strategy
• Successful cost management
• Focus on client retention and improved execution of cross
selling and new client acquisition
• Further adoption of Integrated Media Optimization
• Marketers need to move product and consumers seek deals
– Valassis products drive traffic and move product
– Research studies indicate the current economic environment will have a more permanent effect on consumer behavior
– Coupon redemption for the first nine months of 2009 is up 23%
compared to the first nine months of 2008
1
1 NCH Marketing Services, Inc. Third Quarter 2009 Report.  NCH Marketing Services is our wholly-owned subsidiary.

®
Long-term Growth Strategy
• Maintain and grow our core products and innovate with new
offerings
• As newspaper coverage declines, Shared Mail and Online
are logical and effective solutions for newspaper-delivered
content
•
Value Proposition:
The only company to blend a one-of-a-
kind national shared mail network and newspaper
distribution
– Leverage our proprietary targeting system (IMO) for effective media optimization
Execution = Long-term Profitable Revenue Growth

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®
Guidance
(increased October 29, 2009)
(1)
$255 - $265 million Full-year 2009 Adjusted EBITDA
(2)
Guidance
(1) All data are as of October 29, 2009.  This guidance by management was based on the economic environment as of such date.  Actual results may differ materially.  No reference (oral or written) to such data should be construed as an update, revision, confirmation or clarification of same.
(2) Adjusted EBITDA is a non-GAAP financial measure.  Important information regarding operating results and reconciliations of non-GAAP financial measures to the most comparable GAAP measures may be found in the “Reconciliation of Non-GAAP measure” on slides 15-17.
• On October 29, 2009 given our outlook and assuming no
increased volatility in marketers’ ad spend, we increased
full-year 2009 adjusted EBITDA
(2)
guidance to between
$255 million and $265 million from $245 million
• Capital expenditures expected to be $20 million

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Valassis

®
Capital Structure
($ in millions)
Cash and equivalents                                             $  110.8
Senior Secured Debt:
Senior Secured Credit Facility – fixed portion 447.2 6.78% 3/31/2014 swaps expire 12/31/10
Senior Secured Credit Facility – floating portion 65.1                 2.07%
(1)
3/31/2014
LIBOR
+175
Senior Convertible Notes 0.1 -- 5/22/2033
interest no longer payable
Senior Secured Revolving Credit Facility – $100mm
(2)
0.0 2.57%
(1)
3/31/2012
LIBOR
+225
Total Secured Debt $  512.4
Senior Unsecured Notes 540.0 8-1/4% 3/01/2015 fixed rate
Total Debt $1,052.4
Total Net Debt $   941.6
Current Market Capitalization $   971.1
48.1M shares at 10/29/09
Total Capitalization $1,912.7
As of
9/30/09
Rate
Due Comments
closing price of $20.19
(1) Based on three-month LIBOR as of 9/30/09 of 0.32% plus spread.
(2) $100 million less approximately $10.5 million in letters of credit is current available credit.

®
Cash Flows and Interest Update
• Cash Flows from Operating Activities for the nine months
ended 9/30/09 was $137.4 million
• Our cash interest expense for the third quarter 2009 was
$19.3 million compared to $23.0 million for the prior year
quarter

®
Capital Structure Update – Thru 9/30/09
• As of 9/30/09 through “modified Dutch” auctions*, repurchased
$93.7 million of term loan B and delayed draw debt at a weighted average discount to par of 11.0%, resulting in a gain of $9.4 million after fees
• Repaid $150.1 million of debt from 1/1/09 through 9/30/09
• From 4/1/09 through 9/30/09, we switched to 1-month LIBOR from
3-month LIBOR as the base interest rate for our term loan B and delayed draw indebtedness, achieving cash interest expense
savings of $313,000.  This switch resulted in the loss of hedge accounting treatment of our interest rate swaps which caused $4.2 million ($2.8 million in 3Q09 and $1.4 million in 2Q09) of non-cash interest expense related to the fair value of the interest rate swap contracts.
*See Valassis press release dated 1/26/09 and related Form 8-K filed with the SEC on 1/27/09 for complete details on credit agreement amendment.

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Valassis

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Covenant Analysis
As of 9/30/09
Consolidated Senior Secured Leverage Ratio:
Senior Secured Debt $512.4
Adjusted EBITDA (LTM)
(1)
$244.0
Covenant Ratio Level
(2)
3.75x
Consolidated Senior Secured Leverage Ratio 2.10x
Test Pass
Covenant EBITDA Cushion % 44.0%
Consolidated Interest Coverage Ratio: As of 9/30/09
Consolidated Interest Expense (LTM) $80.1
Adjusted EBITDA (LTM)
(1)
$244.0
Covenant Ratio Level
(3)
1.75x
Consolidated Interest Coverage Ratio 3.05x
Test Pass
Covenant EBITDA Cushion % 42.5%
($ in millions)
(1)  Calculated pursuant to the terms of the senior secured credit facility for the trailing twelve-month period ended September 30, 2009.  Adjusted
EBITDA under the senior secured credit facility is calculated differently than the Company’s publicly disclosed Adjusted EBITDA because the senior secured credit facility definition does not permit certain adjustments the Company has included in its publicly disclosed Adjusted EBITDA.
(2) Ratio decreases to 3.50x on Dec. 31, 2009.
(3) Ratio increases to 2.00x on Dec. 31, 2009.

®
Why Invest in Valassis?
• Consumer demand for value-oriented media and clients’
desire for measurable results
• Value proposition
– shared mail and newspaper blended solution
– one-of-a-kind shared mail distribution
– long-term newspaper coverage declines = shift to shared mail
(improved margins)
– digital potential
• Cross-sell opportunity
– extensive product portfolio
– expansive client base
• Outperforming media peers on a revenue and profit basis
• Low-cost capital structure
• Cash flow yield
• Experienced, results-oriented management team

® Appendix

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Valassis

®
Reconciliation of Non-GAAP Measure
Non-GAAP Financial Measures
We define adjusted EBITDA as earnings before net interest expense, other non-cash expenses (income), net, income taxes, depreciation, amortization, stock-based compensation expense associated with SFAS No. 123R, non-recurring restructuring and severance costs and amortization of a client contract incentive. Adjusted EBITDA is a non-GAAP financial measure commonly used by financial analysts, investors, rating agencies and other interested parties in evaluating companies, including marketing services companies.  Accordingly, management believes that adjusted EBITDA may be useful in assessing our operating performance and our ability to meet our debt service requirements. In addition, adjusted EBITDA is used by management to measure and analyze our operating performance and, along with other data, as our internal measure for setting annual operating budgets, assessing financial performance of business segments and as a performance criteria for incentive compensation. However, this non-GAAP financial measure has limitations as an analytical tool and should not be considered in isolation from, or as an alternative to, operating income, cash flow or other income or cash flow data prepared in accordance with GAAP. Some of these limitations are:
adjusted EBITDA does not reflect our cash expenditures for capital equipment or other contractual commitments;
although depreciation and amortization are non-cash charges, the assets being depreciated or amortized may have to be replaced in the future, and adjusted
EBITDA does not reflect cash capital expenditure requirements for such replacements;
adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our indebtedness;
adjusted EBITDA does not reflect income tax expense or the cash necessary to pay income taxes;
adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
other companies, including companies in our industry, may calculate this measure differently and as the number of differences in the way two different companies calculate this measure increases, the degree of its usefulness as a comparative measure correspondingly decreases.
Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results and using this non-GAAP financial measure only supplementally. Further important information regarding operating results and reconciliations of this non-GAAP financial measure to the most comparable GAAP measures can be found below.

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Valassis

®
Adjusted EBITDA to Net Earnings and Cash Flows
from Operating Activities
($ in millions)
Three Months Ended Nine Months Ended
9/30/2009 9/30/2009
Net Earnings - GAAP 13.8 $                 42.8 $
plus: Income taxes 7.6 25.9
Interest expense, net 23.1 65.7
Depreciation and amortization 16.9 52.0
less: Other non-cash income, net (1.8) (13.2)
EBITDA 59.6 $                 173.2 $
Stock-based compensation expense 2.8 5.6
Restructuring costs/severance 1.5 4.0
Adjusted EBITDA 63.9 $                 182.8 $
Interest expense, net (23.1) (65.7)
Income taxes (7.6) (25.9)
Restructuring costs, cash (1.5) (4.0)
Changes in operating assets and liabilities (17.7) 50.2
Cash Flows from Operating Activities 14.0 $                 137.4 $

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Valassis

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Reconciliation of Full-year 2009 Adjusted EBITDA
Guidance to Full-year 2009 Net Earnings Guidance
($ in millions)
*Does not include any effect related to the fair value of interest rate swaps for the fourth quarter of 2009.
Low End High End
Net Earnings 64.8 $           71.0 $
plus: Interest expense, net* 86.1 86.1
Income taxes 39.7 43.5
Depreciation and amortization 66.8 66.8
less: Other non-cash income (14.5) (14.5)
EBITDA 242.9 $         252.9 $
plus: FAS123r expense 7.7 7.7
Non-recurring restructuring/severance 4.4 4.4
Company Publicly Disclosed Projected Adjusted EBITDA 255.0 $         265.0 $
Full-year 2009 Guidance